UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2007 (September 18, 2007)

CHINA WIND SYSTEMS, INC.
 (Exact name of registrant as specified in Charter)

Delaware	33-16335	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, China
(Address of Principal Executive Offices)

(86) 51083397559
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2007, the Registrant, formerly known as “Malex, Inc.”, filed a Certificate of Ownership and Merger (the “Certificate”) with the Delaware Secretary of State pursuant to which China Wind Systems, Inc. (the “Subsidiary”), a Delaware corporation and the Registrant’s wholly-owned subsidiary, was merged into the Registrant (the “Merger”). As a result of the filing of the Certificate, the Registrant’s corporate name was changed from “Malex, Inc.” to “China Wind Systems, Inc.”, effective December 18, 2007 (the “Name Change”). The Registrant’s Board of Directors approved the formation of the Subsidiary, the Merger and the Name Change on December 14, 2007. Pursuant to Section 253 of the Delaware General Corporate Law, shareholder approval was not required for the Merger and Name Change.

A copy of the Certificate is filed herewith as Exhibit 3.1.

Item 8.01 Other Events.

On December 20, 2007 the Registrant issued a news release announcing the Name Change. A copy of the news release is filed herewith as Exhibit 99.1.

Item 9.01   Financial Statement and Exhibits

(c) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on December 18, 2007
99.1	Press release regarding name change to “China Wind Systems, Inc.” dated December 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007		China Wind Systems, Inc.
(Registrant)

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer